                                       Securities and Exchange Commission
                                             Washington, D.C. 20549

                                -----------------------------------------------

                                                    FORM 8-K

                                                 CURRENT REPORT
                                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                                        SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event reported): September 22, 2005

                                          The Phoenix Companies, Inc.
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                            (Exact Name of Registrant as Specified in Its Charter)

     Delaware                                     1-16517                                  06-1599088
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(State or Other Jurisdiction             (Commission File Number)                            (IRS Employer
   of Incorporation)                                                                   Identification No.)

         One American Row, Hartford, CT                                                      06102 -5056
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       (Address of Principal Executive Offices)                                               (Zip Code)

Registrant's telephone number, including area code:                                       (860) 403-5000
                                                                                --------------------------

                                                 NOT APPLICABLE

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                         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

At its meeting on September 22, 2005, the Compensation Committee of the Board of Directors of The Phoenix
Companies, Inc. approved replacement forms of change in control agreements for select officers designated by the committee. Agreements based on these forms will have an effective date of January 1, 2006. These agreements will replace agreements currently in effect, which expire on January 1, 2006. The current agreements were described in our 2005 proxy statement, which description is incorporated herein by reference.

The new agreements will be substantially similar to the existing change in control agreements except that the new agreements provide for: (a) a non-solicitation covenant; (b) an initial term of two years with automatic one-year renewals; (c) 60 days' notice of non-renewal; (d) a maximum limit on the payments an employee (other than an employee reimbursed for excise taxes) receives in the event of a change in control at 2.99 times annual compensation as defined by Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"); (e)
deferral of any amount that is subject to Section 409A of the Code; and (f) payment of the pension benefits provided for under the agreements at the same time and in the same form as regular pension benefits.

The Employment Continuation Agreement for Mrs. Dona D. Young, the Company's Chairman, President and Chief
Executive Officer, remains unchanged. It was filed on January 3, 2003 as an exhibit to the Company's report on
Form 8-K. Each of the other named executive officers identified in our 2005 proxy statement will receive a new change in control agreement.

There are two forms of the new change in control agreements: (a) one with a provision for reimbursement for certain excise taxes and a multiple of 2.5 for calculating certain benefits; and (b) one with a maximum limit on the payments that may be received at 2.99 times annual compensation and a multiple of 1.0 or 2.0 for such benefit calculations. Copies of these forms of agreement follow as Exhibits 99.1 and 99.2, respectively.

Item 9.01         Financial Statements and Exhibits

       (a) Not applicable.
       (b) Not applicable.
       (c) Exhibits

        The following exhibits are furnished herewith:

        Exhibit 99.1   Change in Control Agreement (for employees receiving reimbursement for certain excise taxes)

        Exhibit 99.2   Change in Control Agreement (for use in all other instances)

                                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

Date:  September 28, 2005                            By:    /s/ Brian A. Giantonio
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                                                            Name:  Brian A. Giantonio
                                                            Title: Vice President